UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico		00920-2717
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 9, 2015, Doral Bank (the “Bank”), a wholly-owned subsidiary and the principal operating unit of Doral Financial Corporation (the “Company”), received a letter dated January 8, 2015 (the “Capital Plan Letter”) from the Federal Deposit Insurance Corporation (the “FDIC”) notifying the Bank that the Revised Capital Restoration Plan submitted by the Bank to the FDIC on December 10, 2014 did not meet the criteria for an acceptable capital restoration plan for purposes of Sections 38(e)(2)(B) and (C) of the Federal Deposit Insurance Act or the Consent Order dated August 12, 2012 (the “Consent Order”) among the Bank, the FDIC and the Puerto Rico Office of the Commissioner of Financial Institutions (“OCIF”).

The Bank remains subject to the requirement to submit an acceptable capital restoration plan as well as the other operating restrictions contained in the Consent Order and the two prompt corrective action letters from the FDIC, dated June 12, 2014 and September 26, 2014, and by virtue of the Bank being deemed in “troubled condition.” The FDIC has directed the Bank to immediately submit a revised capital restoration plan that addresses the deficiencies in the Bank’s capital restoration plan that were raised by the FDIC in its December 8, 2014 letter to the Bank (the “December 8 FDIC Letter”), including but not limited to the failure to provide for the return of the Bank to an “adequately capitalized” capital category without including the payment obligations due from the Commonwealth of Puerto Rico (“Puerto Rico”) under the Closing Agreement dated March 26, 2012 by and between the Company and the Secretary of the Puerto Rico Department of the Treasury (the “Closing Agreement”). The December 8 FDIC Letter was disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2014.

The Bank believes the inclusion of the payment obligations from Puerto Rico is appropriate as the Bank has a court order validating the obligation of Puerto Rico under the Closing Agreement. The Bank intends to continue to discuss with the FDIC its capital restoration plan which it believes is the best possible outcome for all constituencies.

As previously disclosed by the Company in its Annual Report on Form 10-K for the fiscal year ending December 31, 2013 (the “Form 10-K”), as filed with the SEC on March 21, 2014, if the Bank is unable to take prompt action that meets the requirements of the FDIC and OCIF with respect to the Consent Order, the Bank may be subject to additional regulatory enforcement actions up to and including the appointment of a receiver or conservator for the Bank. For further risks and uncertainties that confront the Company and the Bank please refer to the Risk Factors under the heading “Item 1A. Risk Factors” in the Form 10-K as well as all risks and cautionary statements filed under Item 8.01of its Current Reports on Form 8-K filed with the SEC since the filing of the Form 10-K.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, as amended. In addition, the Company may make forward-looking statements in its other press releases, filings with the SEC or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent the Company’s current expectations regarding future events. Such forward-looking statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “plan,” “outlook,” “target,” “goal,” and similar expressions and future conditional verbs such as “would,” “should,” “could,” “might,” “can” or “may” or similar expressions.

The Company cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Company’s expectations of past or future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements other than as required by law, including the requirements of applicable securities laws.

Forward-looking statements are, by their nature, subject to risks and uncertainties and changes in circumstances, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in forward-looking statements include the adequacy of the Company’s allowance for loan and lease losses, delinquency trends, the impact of general economic conditions, interest rate changes, capital markets conditions, capital adequacy and liquidity, whether purchase price adjustments or claims of indemnification will be made in connection with the sale of performing and non-performing assets by the Company and the Bank and whether the Bank will have liability in respect of any such claim, the Bank’s ability to obtain the FDIC’s consent to a new Capital Restoration Plan and Contingency Plan and to successfully execute it if approved, the Company’s ability to continue to operate its business as a going concern, and the effect of legal or regulatory proceedings, tax legislation and tax rules, the Company’s ability to use its deferred tax assets and related reserves, the Company’s ability to collect the monies due to the Company or its subsidiaries from Puerto Rico and to qualify payment obligations from Puerto Rico as Tier 1 Capital at the Bank, compliance and regulatory matters and new accounting standards and guidance on the Company’s financial condition and results of operations. These factors and additional factors that may cause the Company’s results to differ from forward-looking statements are described more completely under the heading “Item 1A. Risk Factors” in the Form 10-K, which is available on the Company’s website at www.doralbank.com, as updated from time to time with the Company’s periodic and other reports filed and to be filed with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: January 12, 2015	By:	/s/ Enrique R. Ubarri Enrique R. Ubarri Executive Vice President and General Counsel